Exhibit 99.1





Contact:          John B. Williamson, III
                  Chairman, President and CEO
Telephone:        (540) 777-3810

FOR IMMEDIATE RELEASE

                               RGC RESOURCES, INC.
                        SECOND QUARTER FINANCIAL RESULTS


ROANOKE, Va. (May 11, 2006)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $2,157,074 or $1.02 per share on 2,124,226 average diluted shares outstanding for the quarter ended March 31, 2006. This compares to quarterly earnings for the same quarter last year of $2,063,719 or $0.99 per share on 2,087,105 average diluted shares outstanding. John Williamson, Chairman, President and CEO, attributed the improvement in earnings primarily to improved natural gas sales margins.

         Earnings per share for the twelve months ending March 31, 2006 were $1.57 on continuing operations and $1.62 for total operations on 2,111,267 average diluted shares outstanding compared to $1.31 for continuing operations and $5.74 for total operations on 2,069,603 average diluted shares outstanding for the twelve months ended March 31, 2005. Earnings for the twelve months ended March 31, 2005 were positively impacted by a gain of $9,504,329 or $4.65 per diluted share on the sale of propane assets in the quarter ended September 30, 2004.

         RGC Resources, Inc. provides energy and related products and services to customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures of Virginia, Inc. From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.

         Summary financial statements for the quarter and twelve months are as follows:



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                      RGC Resources, Inc. and Subsidiaries
      Condensed Consolidated Statements of Income and Comprehensive Income
                                   (Unaudited)

                                                            Three Months Ended                        Twelve Months Ended
                                                                March 31,                                  March 31,
                                                         2006                2005                  2006                2005
                                                   ----------------    ----------------      -----------------   -----------------
Revenues                                          $      45,781,066   $      43,316,547     $      142,223,953  $      111,515,451
Cost of sales                                            36,785,444          34,843,735            115,983,794          87,310,080
                                                   ----------------    ----------------      -----------------   -----------------
Gross margin                                              8,995,622           8,472,812             26,240,159          24,205,371
Other operating expenses                                  4,822,048           4,625,577             18,605,046          17,884,538
Interest expense                                            685,962             520,732              2,314,592           1,970,934
                                                   ----------------    ----------------      -----------------   -----------------
Income from continuing operations
   before income taxes                                    3,487,612           3,326,503              5,320,521           4,349,899
Income tax expense from continuing operations             1,330,538           1,270,894              1,996,227           1,636,221
                                                   ----------------    ----------------      -----------------   -----------------
Net income  from continuing operations                    2,157,074           2,055,609              3,324,294           2,713,678
Net income from discontinued operations,
  net of income taxes                                             -               8,110                102,754           9,161,794
                                                   ----------------    ----------------      -----------------   -----------------
Net income                                                2,157,074           2,063,719              3,427,048          11,875,472
Other comprehensive income (loss), net of tax               411,479              21,277                 45,207             143,860
                                                   ----------------    ----------------      -----------------   -----------------
Comprehensive income                              $       2,568,553   $       2,084,996     $        3,472,255  $       12,019,332
                                                   ================    ================      =================   =================

Basic earnings per share of common stock:
  Income from continuing operations               $            1.02   $            0.99     $             1.58  $             1.32
  Discontinued operations                                         -                0.01                   0.05                4.46
                                                   ----------------    ----------------      -----------------   -----------------
  Net income                                      $            1.02   $            1.00     $             1.63  $             5.78
                                                   ================    ================      =================   =================

Diluted earnings per share of common stock:
  Income from continuing operations               $            1.02   $            0.98     $             1.57  $             1.31
  Discontinued operations                                         -                0.01                   0.05                4.43
                                                   ----------------    ----------------      -----------------   -----------------
  Net income                                      $            1.02   $            0.99     $             1.62  $             5.74
                                                   ================    ================      =================   =================

Cash dividends per common share                   $           0.300   $           0.295     $            1.190  $            5.680
                                                   ================    ================      =================   =================

Weighted average number of common shares outstanding:
   Basic                                                  2,114,012           2,073,009              2,099,335           2,054,998
   Diluted                                                2,124,226           2,087,105              2,111,267           2,069,603

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                      Condensed Consolidated Balance Sheets
                                   (Unaudited)

                                                                                           March 31,
Assets                                                                            2006                  2005
                                                                            -----------------     -----------------
Current assets                                                                 $   39,322,437        $   34,223,259
Total property, plant and equipment, net                                           75,758,722            72,070,508
Other assets                                                                          526,026               480,471
                                                                            -----------------     -----------------

  Total Assets                                                                  $ 115,607,185         $ 106,774,238
                                                                            =================     =================

Liabilities and Stockholders' Equity
Current liabilities                                                            $   30,793,856        $   39,287,908
Long-term debt                                                                     30,000,000            16,000,000
Deferred credits and other liabilities                                             13,335,373            11,993,008
                                                                            -----------------     -----------------
   Total Liabilities                                                               74,129,229            67,280,916
Stockholders' Equity                                                               41,477,956            39,493,322
                                                                            -----------------     -----------------

  Total Liabilities and Stockholders' Equity                                    $ 115,607,185         $ 106,774,238
                                                                            =================     =================
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